UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  January 17, 2014

(Date of earliest event reported)

THE KROGER CO.

(Exact name of registrant as specified in its charter)

An Ohio Corporation	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH  45201

(Address of principal executive offices)

Registrant’s telephone number:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01                                           Other Events.

On January 17, 2014, Kroger and Harris Teeter Supermarkets, Inc. (“Harris Teeter”) issued a joint press release announcing that they had received early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, from the Federal Trade Commission in connection with the previously announced merger agreement providing for the acquisition by Kroger of Harris Teeter.

A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01                                           Financial Statements and Exhibits.

(d)            Exhibits.

99.1                                             Joint press release of Kroger and Harris Teeter regarding termination of waiting period by FTC with respect to acquisition by Kroger of Harris Teeter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

January 21, 2014	By:	/s/ Paul Heldman
Paul Heldman
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Joint press release of Kroger and Harris Teeter regarding termination of waiting period by FTC with respect to acquisition by Kroger of Harris Teeter